Acquisitions/Divestments	6 Months Ended
Jun. 30, 2022
Text block [abstract]
Acquisitions/Divestments
19.	Acquisitions/Divestments
On May 23, 2022, Aegon announced the sale of its 50% stake in the Spanish insurance joint venture with Liberbank to Unicaja Banco. The sale follows the change of control in Liberbank after its merger with Unicaja Banco in 2021. The gross proceeds of the transaction amount to EUR 177 million. Aegon Spain intends to upstream the net proceeds to the Group. The sale of the 50% stake in the joint venture with Liberbank is expected to close in the second half of 2022, subject to regulatory approval. Upon closing of the sale, the book gain will be recorded in Aegon’s results.
On March 23, 2022, and on April 21, 2022, Aegon completed the divestment of its Hungarian and Turkish businesses to Vienna Insurance Group AG Wiener Versicherung Gruppe (VIG). The gross proceeds of the transactions amount to EUR 700 million. As a result of the transactions, the Group Solvency II ratio improved by approximately 7 percentage points. The book gain amounted to EUR 288 million, which includes a loss of EUR 177 million related to the recycling of the foreign currency translation reserve and revaluation reserve though the income statement. As a result of this transaction, IFRS equity has increased by EUR 465 million. The completion of this sale is part of the full closing of the sale of Aegon’s insurance, pension, and asset management businesses in Central and Eastern Europe to VIG for EUR 830 million, as announced in November 2020. The sale of Aegon Poland and Aegon Romania is subject to regulatory approval and expected to close in the second half of 2022.
On February 28, 2022, Transamerica acquired 100% equity interest in TAG Resources, LLC (TAG). TAG aggregates small to mid-market
employer retirement plans (pooled-plan space) and provides administration and fiduciary oversight services as a third-party administrator for such plans, including providing plan design, consulting, and compliance to plan sponsors. The total consideration transferred amounted to EUR 31 million. Based on the purchase price allocation, the fair value of net assets amounted to EUR 18 million, resulting in goodwill of EUR 13 million. The acquisition does not have a material impact on Aegon’s capital position or results.